                                                                    EXHIBIT A-1


    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            TOYOTA AUTO LEASE TRUST 1997-A

                 6.20% AUTO LEASE ASSET BACKED CERTIFICATE, CLASS A-1

evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidencing an undivided interest in the 1997-A Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Lease Trust, and which 1997-A SUBI was originally issued to Toyota Leasing, Inc. and then to the 1997-A Securitization Trust.

(This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the 1997-A Securitization Trustee or any of their respective affiliates.)

Aggregate Denominations of
all Class A-1 Certificates:                                   CUSIP #892317 AA 6
$410,000,000

Number A-1-                                         Denomination:  $____________

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a _______________________________ ($____________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "1997-A Securitization Trust") formed by Toyota


                                        A-1-1

Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1997-A Securitization Trust was created pursuant to a 1997-A Securitization Trust Agreement dated as of September 1, 1997 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1997-A Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A 6.20% Auto Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A 6.35% Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.45% Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.75% Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-1 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the 1997-A Securitization Trust includes, among other things, the 1997-A SUBI (exclusive of monies and payments due or payable under any Residual Value Insurance Policy and the right to receive such amounts), which 1997-A SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.
During the Revolving Period, Principal Collections allocable to the 1997-A SUBI generally will be applied towards the allocation to the 1997-A SUBI Portfolio of Subsequent Contracts and Subsequent Leased


                                        A-1-2

Vehicles from among all other unallocated Contracts and Leased Vehicles owned by the Titling Trust.

    Under the Agreement, there will be distributed on the 25th day of March and September or, to the extent provided in the Agreement, on the 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Certificate Payment Date"), commencing on March 25, 1998 (except as provided otherwise in the Agreement), to the Person in whose name this Class A-1 Certificate is registered at the close of business on the calendar day immediately preceding such Certificate Payment Date or, if Definitive Certificates have been issued, the last day of the immediately preceding calendar month (the "Record Date"), such Class A-1 Certificateholder's Percentage Interest in the amount distributed on the Class A-1 Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments will be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as provided otherwise in the Agreement, the principal of this Class A-1 Certificate shall be distributable on the Targeted Maturity Date, which shall be September 27, 1999. The Stated Maturity Date of this Class A-1 Certificate is April 26, 2004.

    Distributions on this Class A-1 Certificate will be made by the 1997-A Securitization Trustee by check mailed to the Class A-1 Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-1 Certificate or the making of any notation hereon except that with respect to Class A-1 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-1 Certificate will be made after due notice by the 1997-A Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-1 Certificate at the Corporate Trust Office of the 1997-A Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1997-A Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial


                                        A-1-3
interest herein) agree to treat the Investor Certificates (or beneficial interests therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets (excluding the rights to proceeds of the Residual Value Insurance Policy).

    In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class A-1 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1997-A Securitization Trust, then the Holder (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein), agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1997-A Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1997-A Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1997-A Securitization Trustee, at the offices of Merrill Lynch & Co. in Hong Kong (initially at Asia Pacific Financial, 3 Garden Road), at the offices of Bankers Trust Company Luxembourg S.A. in Luxembourg (initially at 14 Boulevard


                                        A-1-4

F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1997-A Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1997-A Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, and, with respect to the Definitive Certificates only, a transfer agent appointed in Hong Kong and Luxembourg, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1997-A Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class A-1 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-1 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-1 Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the 1997-A Securitization Trustee may require


                                        A-1-5
payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the 1997-A Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-1 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1997-A Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the 1997-A Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1997-A Securitization Trust. The Transferor may at its option purchase the corpus of the 1997-A Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI and 1997-A SUBI Certificate and other property of the 1997-A Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Certificate Balance shall be less than or equal to $123,123,151.92 (ten percent (10%) of the Aggregate Net Investment Value as of the Cutoff Date).

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1997-A Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.


                                        A-1-6

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1997-A Securitization Trustee, by manual signature, this Class A-1 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.


                                        A-1-7

    IN WITNESS WHEREOF, the 1997-A Securitization Trustee on behalf of the 1997-A Securitization Trust and not in its individual capacity has caused this Class A-1 Certificate to be duly executed.

Dated:  September 24, 1997

                                  TOYOTA AUTO LEASE TRUST 1997-A

                                  BY:  U.S. BANK NATIONAL ASSOCIATION,
                                       AS 1997-A SECURITIZATION TRUSTEE


                                  By:
                                     --------------------------------
                                     Authorized Officer


                                        A-1-8

                            Certificate of Authentication



                  This is one of the Class A-1 Certificates referred
                        to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            1997-A Securitization Trustee



                                            By:
                                               --------------------------------


                                        A-1-9

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                              *
                                                 -----------------------------
                                                 Signature Guaranteed:


                                                                              *
                                                 -----------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                        A-1-10

                                                                    EXHIBIT A-2


    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            TOYOTA AUTO LEASE TRUST 1997-A

                 6.35% AUTO LEASE ASSET BACKED CERTIFICATE, CLASS A-2

evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidencing an undivided interest in the 1997-A Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust), which 1997-A SUBI represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Lease Trust, and which 1997-A SUBI was originally issued to Toyota Leasing, Inc. and then to the 1997-A Securitization Trust.

(This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the 1997-A Securitization Trustee or any of their respective affiliates.)

Aggregate Denominations of
all Class A-2 Certificates:                                   CUSIP #892317 AB 4
$650,000,000

Number A-2-__                                         Denomination:  $__________

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ____________________________ ($__________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "1997-A Securitization Trust") formed by Toyota


                                        A-2-1

Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1997-A Securitization Trust was created pursuant to a 1997-A Securitization Trust Agreement dated as of September 1, 1997 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1997-A Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A 6.35% Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease
Trust 1997-A 6.20% Auto Lease Asset Backed Certificates, Class   A-1" (the
"Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.45% Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.75% Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the 1997-A Securitization Trust includes, among other things, the 1997-A SUBI (exclusive of monies and payments due or payable under any Residual Value Insurance Policy and the right to receive such amounts), which 1997-A SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles; the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.
During the Revolving Period, Principal Collections allocable to the 1997-A SUBI generally will be applied towards the allocation to the 1997-A SUBI Portfolio of additional qualifying Contracts and Leased


                                        A-2-2

Vehicles from among all Subsequent Contracts and Subsequent Leased Vehicles owned by the Titling Trust.

    Under the Agreement, there will be distributed on the 25th day of March and September or, to the extent provided in the Agreement, on the 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Certificate Payment Date"), commencing on March 25, 1998 (except as provided otherwise in the Agreement), to the Person in whose name this Class A-2 Certificate is registered at the close of business on the calendar day immediately preceding such Certificate Payment Date or, if Definitive Certificates have been issued, the last day of the immediately preceding calendar month (the "Record Date"), such Class A-2 Certificateholder's Percentage Interest in the amount distributed on the Class A-2 Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments shall be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as provided otherwise in the Agreement, the principal of this Class A-2 Certificate shall be distributable on the Class A-2 Targeted Maturity Date, which shall be September 25, 2000. The Stated Maturity Date of this Class A-2 Certificate is April 26, 2004.

    Distributions on this Class A-2 Certificate will be made by the 1997-A Securitization Trustee by check mailed to the Class A-2 Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-2 Certificate or the making of any notation hereon except that with respect to Class A-2 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-2 Certificate will be made after due notice by the 1997-A Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-2 Certificate at the Corporate Trust Office of the 1997-A Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1997-A Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial


                                        A-2-3
interest herein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets (excluding the rights to proceeds of the Residual Value Insurance Policy).

    In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class A-2 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1997-A Securitization Trust, then the Holder (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein), agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1997-A Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1997-A Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1997-A Securitization Trustee, at the offices of Merrill Lynch & Co. in Hong Kong (initially at Asia Pacific Financial, 3 Garden Road), at the offices of Bankers Trust Company Luxembourg S.A. in Luxembourg (initially at 14 Boulevard


                                        A-2-4

F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1997-A Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1997-A Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, and, with respect to the Definitive Certificates only, a transfer agent appointed in Hong Kong and Luxembourg, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1997-A Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class A-2 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-2 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-2 Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the 1997-A Securitization Trustee may require


                                        A-2-5
payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the 1997-A Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-2 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1997-A Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the 1997-A Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1997-A Securitization Trust. The Transferor may at its option purchase the corpus of the 1997-A Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI and 1997-A SUBI Certificate and other property of the 1997-A Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Certificate Balance shall be less than or equal to $123,123,151.92 (ten percent (10%) of the Aggregate Net Investment Value as of the Cutoff Date).

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1997-A Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.


                                        A-2-6

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1997-A Securitization Trustee, by manual signature, this Class A-2 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.


                                        A-2-7

    IN WITNESS WHEREOF, the 1997-A Securitization Trustee on behalf of the 1997-A securitization Trust and not in its individual capacity has caused this Class A-2 Certificate to be duly executed.

Dated:  September 24, 1997

                                       TOYOTA AUTO LEASE TRUST 1997-A

                                       By:  U.S. BANK NATIONAL ASSOCIATION,
                                            AS 1997-A SECURITIZATION TRUSTEE


                                       By:
                                          --------------------------------
                                          Authorized Officer


                                        A-2-8

                            Certificate of Authentication




                  This is one of the Class A-2 Certificates referred
                        to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            1997-A Securitization Trustee



                                            By:
                                               --------------------------------


                                        A-2-9

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                              *
                                                 -----------------------------
                                                 Signature Guaranteed:


                                                                              *
                                                 -----------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                        A-2-10

                                                                    EXHIBIT A-3


    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            TOYOTA AUTO LEASE TRUST 1997-A

                 6.45% AUTO LEASE ASSET BACKED CERTIFICATE, CLASS A-3

evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidencing an undivided interest in the 1997-A Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Lease Trust, and which 1997-A SUBI was originally issued to Toyota Leasing, Inc. and then to the 1997-A Securitization Trust.

(This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the 1997-A Securitization Trustee or any of their respective affiliates.)

Aggregate Denominations of
all Class A-3 Certificates:                                   CUSIP #892317 AC 2
$72,750,000

Number A-3-__                                       Denomination:  $____________

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a _______________________________ ($____________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "1997-A Securitization Trust") formed by Toyota


                                        A-3-1

Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1997-A Securitization Trust was created pursuant to a 1997-A Securitization Trust Agreement dated as of September 1, 1997 (the "Agreement"), between the Transferor and U.S. Bank National Association, a national banking association, as trustee (the "1997-A Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A 6.45% Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease
Trust 1997-A 6.20% Auto Lease Asset Backed Certificates, Class   A-1" (the
"Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.35% Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates" and, together with the Class A-1 Certificates and the Class A-3 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.75% Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-3 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-3 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the 1997-A Securitization Trust includes, among other things, the 1997-A SUBI (exclusive of monies and payments due or payable under any Residual Value Insurance Policy and the right to receive such amounts), which 1997-A SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles; the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.
During the Revolving Period, Principal Collections allocable to the 1997-A SUBI generally will be applied towards the allocation to the 1997-A SUBI Portfolio of Subsequent Contracts and Subsequent Leased


                                        A-3-2

Vehicles from among all other unallocated Contracts and Leased Vehicles owned by the Titling Trust.

    Under the Agreement, there will be distributed on the 25th day of March and September or, to the extent provided in the Agreement, on the 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Certificate Payment Date"), commencing on March 25, 1998 (except as provided otherwise in the Agreement), to the Person in whose name this Class A-3 Certificate is registered at the close of business on the calendar day immediately preceding such Certificate Payment Date or, if Definitive Certificates have been issued, the last day of the immediately preceding calendar month (the "Record Date"), such Class A-3 Certificateholder's Percentage Interest in the amount distributed on the Class A-3 Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. Except to the extent provided otherwise in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments shall be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as provided otherwise in the Agreement, the principal of this Class A-3 Certificate shall be distributable on the Class A-3 Targeted Maturity Date, which shall be March 26, 2001. The Stated Maturity Date of this Class A-3 Certificate is April 26, 2004.

    Distributions on this Class A-3 Certificate will be made by the 1997-A Securitization Trustee by check mailed to the Class A-3 Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-3 Certificate or the making of any notation hereon except that with respect to Class A-3 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-3 Certificate will be made after due notice by the 1997-A Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-3 Certificate at the Corporate Trust Office of the 1997-A Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1997-A Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial


                                        A-3-3
interest herein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets (excluding the rights to proceeds of the Residual Value Insurance Policy).

    In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class A-3 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1997-A Securitization Trust, then the Holder (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein), agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1997-A Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1997-A Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1997-A Securitization Trustee, at the offices of Merrill Lynch & Co. in Hong Kong (initially at Asia Pacific Financial, 3 Garden Road), at the offices of Bankers Trust Company Luxembourg S.A. in Luxembourg (initially at 14 Boulevard


                                        A-3-4

F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1997-A Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1997-A Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, and with respect to the Definitive Certificates only, a transfer agent appointed in Hong Kong and Luxembourg, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1997-A Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class A-3 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-3 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-3 Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the 1997-A Securitization Trustee may require


                                        A-3-5
payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the 1997-A Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-3 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1997-A Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the 1997-A Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1997-A Securitization Trust. The Transferor may at its option purchase the corpus of the 1997-A Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI and 1997-A SUBI Certificate and other property of the 1997-A Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Certificate Balance shall be less than or equal to $123,123,151.92 (ten percent (10%) of the Aggregate Net Investment Value as of the Cutoff Date).

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1997-A Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This nonpetition covenant shall survive the termination of the Agreement.


                                        A-3-6

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1997-A Securitization Trustee, by manual signature, this Class A-3 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.


                                        A-3-7

    IN WITNESS WHEREOF, the 1997-A Securitization Trustee on behalf of the 1997-A Securitization Trust and not in its individual capacity has caused this Class A-3 Certificate to be duly executed.

Dated:  September 24, 1997

                                       TOYOTA AUTO LEASE TRUST 1997-A

                                       By:  U.S. BANK NATIONAL ASSOCIATION, AS
                                            1997-A SECURITIZATION TRUSTEE


                                       By:
                                          --------------------------------
                                          Authorized Officer


                                        A-3-8

                            Certificate of Authentication




                  This is one of the Class A-3 Certificates referred
                        to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            1997-A Securitization Trustee



                                            By:
                                               --------------------------------


                                        A-3-9

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                             *
                                                 -----------------------------
                                                 Signature Guaranteed:


                                                                             *
                                                 -----------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                        A-3-10

                                                                       EXHIBIT B



    THIS CLASS B CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE OR FOREIGN SECURITIES LAWS. THE CLASS B CERTIFICATES ARE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 4.03 OF THE AGREEMENT REFERRED TO HEREIN AND (B) IS MADE
(i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,
(ii) IN A TRANSACTION (OTHER THAN A TRANSACTION IN CLAUSE (iv) BELOW) EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, (iii) TO TOYOTA LEASING INC. (THE "TRANSFEROR") OR
(iv) TO A PERSON WHO THE TRANSFEROR OF THIS CLASS B CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR TO AN INSTITUTIONAL "ACCREDITED INVESTOR" UNDER RULE 501(a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT. IN THE EVENT THAT THE TRANSFER OF A CLASS B CERTIFICATE IS TO BE MADE AS DESCRIBED IN CLAUSE (ii) OF THE PRECEDING SENTENCE, THE PROSPECTIVE INVESTOR IS REQUIRED TO DELIVER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE 1997-A SECURITIZATION TRUSTEE AND THE TRANSFEROR TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THE PROSPECTIVE TRANSFEREE IN A TRANSFER OF A CLASS B CERTIFICATE TO BE MADE AS DESCRIBED IN CLAUSE (iv) ABOVE MUST DELIVER TO THE 1997-A SECURITIZATION TRUSTEE A REPRESENTATION LETTER REQUIRED BY SECTION 4.03 OF THE AGREEMENT REFERRED TO HEREIN. PROSPECTIVE PURCHASERS OF THE CLASS B CERTIFICATES ARE HEREBY NOTIFIED THAT THE SELLER OF ANY CLASS B CERTIFICATES MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A UNDER THE ACT.

    THIS CLASS B CERTIFICATE OR A BENEFICIAL INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE 1997-A SECURITIZATION TRUSTEE HAS RECEIVED (I) EITHER (A) A CERTIFICATE FROM THE TRANSFEREE TO THE

EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR AN INSURANCE COMPANY GENERAL ACCOUNT IF THE ASSETS IN ANY SUCH ACCOUNTS CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF REGULATION SECTION 2510.3-101 OF ERISA, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE 1997-A SECURITIZATION TRUSTEE, THE TRANSFEROR AND THE SERVICER TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE 1997-A SECURITIZATION TRUST BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF
SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA,
SECTION 4975 OF THE CODE OF SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT AND (II) A CERTIFICATE TO THE EFFECT THAT IF THE TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY CLASS B CERTIFICATES OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH CLASS B CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY. NOTWITHSTANDING THE FOREGOING RESTRICTIONS, THE 1997-A SECURITIZATION TRUSTEE SHALL PERMIT A TRANSFER OF CLASS B CERTIFICATES TO A BENEFIT PLAN IF, IN THE SOLE DETERMINATION OF THE 1997-A SECURITIZATION TRUSTEE, AFTER GIVING EFFECT TO THE PROPOSED TRANSFER TO SUCH BENEFIT PLAN, BENEFIT PLANS WILL NOT OWN 25% OR MORE OF THE CLASS B CERTIFICATES (BY CLASS CERTIFICATE BALANCE).

    IN ADDITION, NO RESALE OR OTHER TRANSFER OF THIS CLASS B CERTIFICATE OR ANY INTEREST THEREIN SHALL BE PERMITTED UNLESS

IMMEDIATELY AFTER GIVING EFFECT TO SUCH RESALE OR OTHER TRANSFER, THERE WOULD BE FEWER THAN 100 CLASS B CERTIFICATEHOLDERS.

    THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO BELOW.

                            TOYOTA AUTO LEASE TRUST 1997-A

                  6.75% AUTO LEASE ASSET BACKED CERTIFICATE, CLASS B

    evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidence an undivided interest in the 1997-A Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Lease Trust, and which special unit of beneficial interest was originally issued to Toyota Leasing Inc. and then to the 1997-A Securitization Trust.

    (This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee or the 1997-A Securitization Trustee or any of their respective affiliates.)

    Aggregate Denominations
    of all Class B Certificates:                        CUSIP #892317 AD 0
    $73,850,000

    Number B-__                                 Denomination:  $__________

    THIS CERTIFIES THAT _______________ is the registered owner of a ________________________________________________ DOLLAR ($__________ )
nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "1997-A Securitization Trust") formed by Toyota Leasing, Inc., a California corporation, as Transferor (the "Transferor"). The 1997-A Securitization Trust was created pursuant to a 1997-A Securitization Trust Agreement dated as of September 1, 1997 (the "Agreement"), between the Transferor and U.S. Bank National

Association, a national banking association, as trustee (the "1997-A Securitization Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A 6.75% Auto Lease Asset Backed Certificates, Class B" (the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A 6.20% Auto Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.35% Auto Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A 6.45% Auto Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates" and, together with the Class B Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Auto Lease Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates, and the Transferor Certificate is subordinated to the Investor Certificates, to the extent described in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the 1997-A Securitization Trust includes, among other things, the 1997-A SUBI (exclusive of monies and payments due or payable under any Residual Value Policy and the right to receive such amounts), which 1997-A SUBI represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with the Titling Trust. Toyota Motor Credit Corporation acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.

    Under the Agreement, there will be distributed on the 25th day of March and September or, to the extent provided in the Agreement, on the 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Certificate Payment Date"), commencing on March 25, 1998 (except as provided otherwise in the Agreement), to the Person in whose name this Class B Certificate is registered at the close of business on the last calendar day of the immediately preceding calendar month (each a "Record Date"), such Class B Certificateholder's Percentage Interest in the amount distributed on the Class B Certificates pursuant to the terms of the Agreement, all to the extent and as more specifically set forth in the Agreement. To the extent provided in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments shall be made in respect of the Class B Certificates until the Class A-3 Certificates have been paid in full. Except as provided otherwise in the 1997-A Securitization Trust Agreement, the principal of this Class B Certificate shall be distributable on the Class B Targeted Maturity Date, which shall be September 25, 2001. The Stated Maturity Date of this Class B Certificate is April 26, 2004.

    Distributions on this Class B Certificate will be made by the 1997-A Securitization Trustee by check mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon or, at the option of a Holder who owns Class B Certificates having an aggregate initial denomination of $250,000 or more, upon written instructions received by the 1997-A Securitization Trustee not later than fifteen days prior to the related Record Date, by wire transfer of immediately available funds to an account maintained by such Holder at a depository institution in the United States having appropriate facilities therefor. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class B Certificate will be made after due notice by the 1997-A Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the Corporate Trust Office of the 1997-A Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the 1997-A Securitization Trustee and the Holder of this Certificate by acceptance of this Certificate agree to treat the Investor Certificates, for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment.

    By accepting this Certificate, the Holder hereof waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets (excluding the rights of the Residual Value Insurance Policy).

    In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Class B Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1997-A Securitization Trust, then the Holder hereof agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1997-A Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the 1997-A Securitization Trustee or any of their respective Affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the 1997-A Securitization Trustee, at the offices of Merrill Lynch & Co. in Hong Kong (initially at Asia Pacific Financial, 3 Garden Road), at the offices of Bankers Trust Company Luxembourg S.A. in Luxembourg (initially at 14 Boulevard F.D. Roosevelt, L-450 Luxembourg) and at such other places, if any, designated by the 1997-A Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the 1997-A Securitization Trustee without the consent of any Certificateholders. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Registrar upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the 1997-A Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the 1997-A Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof, (except for one Class B Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class B Certificate Balance). As provided in the Agreement, and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the 1997-A Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the 1997-A Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the 1997-A Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the 1997-A Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the 1997-A Securitization Trust. The Transferor may at its option purchase the corpus of the 1997-A Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI and 1997-A SUBI Certificate and other property of the 1997-A Securitization Trust will effect early retirement of the Certificates; PROVIDED,

HOWEVER, such right of purchase is exercisable only on the Monthly Allocation Date on or after the Class A-3 Targeted Maturity Date, if either before or after giving effect to any payments of principal required to be made on such Monthly Allocation Date, the Certificate Balance shall be less than or equal to $123,123,151.92 (ten percent (10%) of the Aggregate Net Investment Value as of the Cutoff Date).

    By accepting this Certificate, the Holder hereof covenants and agrees that prior to the date which is one year and one day after the last date upon which
(a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the 1997-A Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the 1997-A Securitization Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the 1997-A Securitization Trustee on behalf of the 1997-A Securitization Trust and not in its individual capacity has caused this Class B Certificate to be duly executed.

Dated:  September 24, 1997

                                       TOYOTA AUTO LEASE TRUST 1997-A

                                       By:  U.S. BANK NATIONAL ASSOCIATION,
                                            AS 1997-A SECURITIZATION TRUSTEE


                                       By:
                                          --------------------------------
                                          Authorized Officer

                            Certificate of Authentication





                   This is one of the Class B Certificates referred
                        to in the within-mentioned Agreement.

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                            1997-A Securitization Trustee



                                            By:
                                               --------------------------------

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                              *
                                                 -----------------------------
                                                 Signature Guaranteed:


                                                                              *
                                                 -----------------------------

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.